Exhibit 99.2

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Condensed Combined Financial Report

March 31, 2022

Contents

Financial statements

Unaudited condensed combined balance sheets	1

Unaudited condensed combined statements of operations	2

Unaudited condensed combined statements of changes in Parent Company net investment	3

Unaudited condensed combined statements of cash flows	4

Notes to unaudited condensed combined financial statements	5-11

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Unaudited Condensed Combined Balance Sheets

March 31, 2022 and December 31, 2021

(Dollars in Thousands)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Accounts receivable, net	$22,931	$18,287
Inventories	8,369	6,571
Prepaid expenses and other	656	625

Total current assets	31,956	25,483

Property, plant and equipment:
Land and improvements	1,743	1,743
Buildings	7,179	7,179
Machinery, equipment and other	41,003	41,003
Construction in progress	2,382	1,970

	52,307	51,895
Less accumulated depreciation	39,824	38,720

Total property, plant and equipment, net	12,483	13,175

Other assets:
Goodwill	2,865	2,865
Intangible assets, net	845	844

Total other assets	3,710	3,709

Total assets	$48,149	$42,367

Liabilities and Parent Company Net Investment
Current liabilities:
Accounts payable and accrued expenses	$14,787	$12,984
Accrued compensation and related expenses	2,118	2,219

Total current liabilities	16,905	15,203

Deferred income taxes, net	1,059	1,325
Parent Company net investment	30,185	25,839

Total liabilities and Parent Company net investment	$48,149	$42,367

See notes to unaudited condensed combined financial statements.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Unaudited Condensed Combined Statements of Operations

Three-Month Periods ended March 31, 2022 and March 31, 2021

(Dollars in Thousands)

	2022	2021
Net sales	$41,289	$33,298
Costs of good sold:
Cost of goods sold	26,898	21,446
Engineering expenses	524	527

	27,422	21,973

Gross profit	13,867	11,325

Selling, general and administrative expenses:
Selling expenses	2,251	1,725
General and administrative expenses	5,428	5,048

	7,679	6,773

Operating income	6,188	4,552

Other income:
Other, net	4	—

	4	—

Income before income taxes	6,192	4,552
Provision for income taxes	1,330	956

Net income	$4,862	$3,596

See notes to unaudited condensed combined financial statements.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Unaudited Condensed Combined Statements of Changes in Parent Company Net Investment

Three-Month Periods Ended March 31, 2022 and March 31, 2021

(Dollars in Thousands)

Total Members’ Equity
Balance, January 1, 2021	$28,955
Net income	3,596
Net transfers to Parent	(3,920)

Balance, March 31, 2021	$28,631

Balance, January 1, 2022	$25,839
Net income	4,862
Net transfers to Parent	(516)

Balance, March 31, 2022	$30,185

See notes to unaudited condensed combined financial statements.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Unaudited Condensed Combined Statements of Cash Flows

Three-Month Periods Ended March 31, 2022 and March 31, 2021

(Dollars in Thousands)

	2022	2021
Cash flows from operating activities:
Net income	$4,862	$3,596
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,130	1,050
Deferred income taxes	(266)	—
Changes in assets and liabilities:
Accounts receivable	(4,644)	(3,415)
Inventories	(1,798)	629
Prepaid expenses and other	(31)	65
Accounts payable and accrued expenses	1,803	2,267
Accrued compensation and related expenses	(101)	241

Net cash provided by operating activities	955	4,433

Cash flows from investing activities:
Additions to property, plant and equipment	(412)	(470)
Purchase of intangible assets	(27)	(43)

Net cash used in investing activities	(439)	(513)

Cash flows from financing activities:
Net transfers to Parent	(516)	(3,920)

Net cash used in financing activities	(516)	(3,920)

Net change in cash and cash equivalents	—	—
Cash and cash equivalents:
Beginning	—	—

Ending	$—	$—

See notes to unaudited condensed combined financial statements.

Tuthill Transfer Systems

(Carve Out from Tuthill Corporation)

Notes to Unaudited Condensed Combined Financial Statements

(Amounts in Thousands)

Note 1.	Basis of Presentation and Summary of Significant Accounting Policies

Description of business: The accompanying unaudited condensed combined financial statements present, on a historical cost basis, the unaudited combined assets, liabilities, revenues and expenses of Tuthill Transfer Systems (TTS or the Business), a division of Tuthill Corporation (Tuthill or the Parent), a holding company and multinational manufacturer of industrial products. Tuthill Transfer Systems is a manufacturer of fuel transfer pumps and meters manufactured in the United States (US) that sells to global markets in the agriculture, construction, transportation, oil & gas and other markets.

Significant accounting policies are as follows:

Basis of presentation: The unaudited condensed combined financial statements have been prepared pursuant to the rules and regulations of interim financial reporting. Therefore, certain information and disclosures normally included in financial statements and related notes prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) have been condensed or omitted. These unaudited condensed combined financial statements should be read in conjunction with the audited combined financial statements and accompanying notes thereto included in TTS’s December 31, 2021, combined financial statements. In management’s opinion, the accompanying unaudited condensed combined financial statements reflect all adjustments (consisting of only normal recurring unaudited adjustments) considered necessary for a fair presentation of TTS’s unaudited condensed combined balance sheet as of March 31, 2022, and the unaudited condensed combined statements of operations for the three-months ended March 31, 2022 and 2021.

Throughout the periods covered by the unaudited condensed combined financial statements, TTS operated as part of Tuthill. Consequently, stand-alone financial statements have not historically been prepared for TTS. The accompanying unaudited condensed combined financial statements have been prepared on a combined basis as they represent a portion of Tuthill’s business and not a separate legal entity. The TTS division is comprised of two separate trial balances—TRAN (division located in Fort Wayne, Indiana and Lenexa, Kansas) and TGUK (division located in the United Kingdom (UK)). These unaudited condensed combined financial statements are presented on a stand-alone basis and are derived from the consolidated financial statements and accounting records of Tuthill using the historical results of operations and historical cost basis of the assets and liabilities of Tuthill that comprise the TTS division. These unaudited condensed combined financial statements may not be indicative of the future performance of the TTS division and do not necessarily reflect what the combined results of operations, financial position and cash flows would have been had the TTS division been operated as an independent company during the periods presented.

The unaudited condensed combined financial statements consist of TTS products which are operationally and geographically located within the US and the UK.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Unaudited Condensed Combined Financial Statements

(Amounts in Thousands)

Note 1.	Basis of Presentation and Summary of Significant Accounting Policies (Continued)

The unaudited condensed combined statements of operations include all associated revenues from the assets being included in the stand-alone financials, and the corporate functional related expenses to generate those revenues (direct, indirect and allocated overhead). These corporate functional related expenses have been allocated to the Business based on direct usage or benefit, where identifiable, with the remainder allocated based on proportionate formulas involving total costs or other various allocation methods that management believes are consistent and reasonable. See Note 5, Relationship with Parent and Related Entities. The allocated costs are deemed to be settled by TTS to the Parent in the period in which the expense was recorded in the unaudited condensed combined statements of operations. Current and deferred income taxes and related tax expense have been determined based on the stand-alone results of the Business by applying Accounting Standards Codification (ASC) No. 740, Income Taxes, to TTS’ operations in each country as if it were a separate taxpayer (i.e., following the Separate Return Methodology).

The unaudited condensed combined financial statements of TTS will include the historical assets and liabilities of the one identified US division and the UK division, where discrete financial information is available, and where employees and assets are located that support the Business. To the extent a shared asset is primarily used by TTS, the entire asset and any related depreciation were included within the stand-alone financial statements. If TTS is not the primary user of the asset, it was excluded entirely from the unaudited condensed combined financial statements, and a representative charge for the usage of the asset was included in the unaudited condensed combined statement of operations.

TTS utilizes the Parent’s centralized processes and systems for cash management. The net results of these cash transactions between TTS and Parent are reflected within Parent Company net investment in the accompanying unaudited condensed combined balance sheets. All Parent funding to the TTS Business since inception has been accounted for as a capital contribution from Parent and all cash remittances from the TTS Business to Parent have been accounted for as distributions to Parent, including allocation of Parent expenses and settlement of transactions with Parent, reflected within Parent Company net investment in the unaudited condensed combined balance sheets. In addition, Parent Company net investment represents Parent’s interest in the recorded net assets of the Business and represents the cumulative net investment by Parent in the Business through the dates presented and includes cumulative operating results.

Intercompany transactions between the TTS divisions were eliminated, and there is no remaining activity between TTS and Tuthill disclosed in the periods presented.

All of the allocations and estimates in the unaudited condensed combined financial statements are based on assumptions that management believes are reasonable. However, the unaudited condensed combined financial statements included herein may not be indicative of the financial position, results of operations and cash flows of TTS in the future or if the Business had been a separate, stand-alone entity during the periods presented.

Accounts receivable: Accounts receivable are stated net of an allowance for doubtful accounts of $333 and $144 at March 31, 2022 and December 31, 2021, respectively.

Customers are considered major when sales volume exceeds 10% of total net sales for the year or outstanding receivable balances exceed 10% of current assets. No customers comprise 10% of net sales for the three-month periods ended March 31, 2022 and 2021. One customer’s outstanding receivable balance represented 11% and 12% of current assets at March 31, 2022 and December 31, 2021, respectively.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Unaudited Condensed Combined Financial Statements

(Amounts in Thousands)

Note 1.	Basis of Presentation and Summary of Significant Accounting Policies (Continued)

Inventories: Inventories are valued at the lower of cost or net realizable value. Cost of inventories is determined using the last-in, first-out (LIFO) method for TTS’s inventories.

Property, plant and equipment: Depreciation expense was $1,104 and $1,026 for the three-month periods ended March 31, 2022 and 2021, respectively.

There was no impairment of property, plant and equipment for the three-month periods ended March 31, 2022 or 2021.

Goodwill: There was no impairment of goodwill for the three-month periods ended March 31, 2022 or 2021

Intangible assets: Amortization expense was $26 and $24 for the three-month periods ended March 31, 2022 and 2021, respectively.

There was no impairment of intangible assets for the three-month periods ended March 31, 2022 or 2021.

Income taxes: As of March 31, 2022 or December 31, 2021, the Business has no liability for unrecognized tax benefits.

Foreign operations: Assets located outside the US, net sales and net income recorded by the Business’ foreign subsidiaries were insignificant for the three-month periods ended March 31, 2022 and 2021.

Product warranties: The Business has product warranties granted and guaranteed upon sale of certain products. The accruals recorded related to the warranties granted and guaranteed are calculated based upon actual warranty expenditures incurred in relation to the volume of those products sold under warranty. A rollforward of these warranty accruals is as follows:

Warranty accruals—December 31, 2020	$699
Payments made	(366)
Increase to provision	346

Warranty accruals—March 31, 2021	$679

Warranty accruals—December 31, 2021	$678
Payments made	(420)
Increase to provision	396

Warranty accruals—March 31, 2022	$654

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Unaudited Condensed Combined Financial Statements

(Amounts in Thousands)

Note 1.	Basis of Presentation and Summary of Significant Accounting Policies (Continued)

Pending accounting pronouncements: In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. In September 2017, the FASB issued ASU 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), Leases (Topic 840) and Leases (Topic 842): Amendments to US Securities and Exchange Commissions (SEC) Paragraphs, which rescinds certain SEC Observer comments and staff announcements from the lease guidance and incorporates SEC staff announcements on the effect of a change in tax law on leveraged leases from ASC 840 into ASC 842. In January 2018, the FASB issued ASU 2018-01, Leases (Topic 842): Land Easement Practical Expedient for Transition to Topic 842, which amends the new lease guidance to add an optional transition practical expedient that permits an entity to continue applying its current accounting policy for land easements that exist or expire before the ASC 842 effective date. In

July 2018, the FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases, which makes narrow scope improvements to the standard for specific issues. In July 2018, the FASB also issued ASU 2018-11, Leases (Topic 842): Targeted Improvements, which provides an optional transition method allowing the standard to be applied at the adoption date. In March 2019, the FASB issued ASU 2019-01, Leases (Topic 842) Codification Improvements, which exempts entities from having to provide the interim disclosures required by ASC 250-10-50-3 in the fiscal year in which an entity adopts the new leases standard. In November 2021, the FASB issued ASU 2021-09, Leases (Topic 842): Discount Rate for Lessees That Are Not Public Business Entities, which allows lessees that are not public business entities to make the ASC 842 risk-free discount rate accounting policy election by class of underlying asset, rather than at the entity-wide level.

A modified retrospective transition approach is required. An entity may adopt the guidance either (1) retrospectively to each prior reporting period presented in the unaudited combined financial statements with a cumulative-effect adjustment recognized at the beginning of the earliest comparative period presented or (2) retrospectively at the beginning of the period of adoption through a cumulative-effect adjustment.

The new standard provides a number of practical expedients. Upon adoption, the Business expects to elect all the practical expedients available.

Due to the sale transaction disclosed in Note 8, TTS applied ASU 2016-02, Leases (Topic 842), in accordance with The Gorman-Rupp Company’s accounting policies after the sale by Tuthill.

Subsequent events: The Business has evaluated subsequent events for recognition and/or disclosure through August 11, 2022, the date the unaudited combined financial statements were available to be issued.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Unaudited Condensed Combined Financial Statements

(Amounts in Thousands)

Note 2.	Inventory

If the first-in, first-out (FIFO) method of inventory valuation had been used for all inventories, inventories would have been $2,210 higher than reported at March 31, 2022 and December 31, 2021. As of March 31, 2022 and December 31, 2021, substantially all of TTS’s inventories were on the LIFO method for inventory valuation.

	2022	2021
Inventories on a FIFO basis:
Raw materials	$8,445	$5,581
Finished goods	2,134	3,200

	10,579	8,781
Less allowance to adjust carrying values of inventories to LIFO method	(2,210)	(2,210)

	$8,369	$6,571

Note 3.	Accounts Payable and Accrued Expenses

As of March 31, 2022 and December 31, 2021, accounts payable and accrued expenses comprised of the following:

	2022	2021
Trade payables	$10,124	$8,824
Accrued rebates	2,342	2,830
Accrued warranty	654	679
Other accrued expenses	1,667	651

	$14,787	$12,984

Note 4.	Benefit Plans

Pension plans: The Business’ allocation of pension expense to the Tuthill’s Hourly Plan was $11 and $40 for the three-month periods ended March 31, 2022 and 2021, respectively, and included in the unaudited condensed combined statements of operations within cost of goods sold.

401(k) Plan: The Business’ contributions related to Tuthill’s defined contribution 401(k) plan was $172 and $88 for the three-month periods ended March 31, 2022 and 2021, respectively, and included in the unaudited condensed combined statements of operations within general and administrative expenses.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Unaudited Condensed Combined Financial Statements

(Amounts in Thousands)

Note 5.	Relationship with Parent and Related Entities

Historically, TTS has been managed and operated in the normal course of business with other affiliates of the Parent. Accordingly, certain shared costs have been allocated to TTS and reflected as expenses in the stand-alone financial statements. Management considers the allocation methodologies used to be reasonable and appropriate reflections of the historical Parent expenses attributable to TTS for purposes of the stand-alone unaudited condensed combined financial statements. The expenses reflected in the unaudited condensed combined financial statements may not be indicative of expenses that will be incurred by TTS in the future.

Insurance: Tuthill is partially self-insured for health insurance, which is then allocated for TTS’ respective portion. Tuthill maintains stop-loss insurance, which limits exposure to $215 of annual benefits.

General corporate overhead: Tuthill incurs significant corporate costs for support services provided to TTS as well as other Parent entities. These costs include expenses for information systems, accounting, other financial services such as treasury and audit, purchasing, human resources, legal, facilities, engineering, corporate research and development, corporate stewardship, marketing and business analysis support.

Expenses relating to these services have been allocated to TTS and are reflected in the unaudited condensed combined financial statements. Where direct assignment is not possible or practical, these costs were allocated using methods based on proportionate formulas involving total costs or other various allocation methods that management believes are consistent and reasonable.

The general allocated corporate expenses, excluding the allocations identified in Note 4 for the benefit plans, were $3,726 and $4,106 for the three-month periods ended March 31, 2022 and 2021, respectively. For the three-month period ended March 31, 2022, $3,619 and $107 was included in the unaudited condensed combined statements of operations within general and administrative expenses and selling expenses, respectively. For the three-month period ended March 31, 2021, $4,022 and $84 was included in the unaudited condensed combined statements of operations within general and administrative expenses and selling expenses, respectively.

Note 6.	Income Taxes

Although TTS was historically included in consolidated income tax returns of Parent, TTS’ income taxes are computed and reported herein under the separate return method. Use of the separate return method may result in differences when the sum of the amounts allocated to stand-alone tax provisions are compared with amounts presented in unaudited consolidated financial statements. In that event, the related deferred tax assets and liabilities could be significantly different from those presented herein. Certain tax attributes, which were actually reflected in Parent’s consolidated financial statements may or may not exist at the stand-alone TTS level. TTS unaudited condensed combined financial statements do not reflect any amounts due to Parent for income tax related matters as it is assumed that all such amounts due to Parent were settled on March 31, 2022 and December 31, 2021.

The Business recognized income tax expense of $1,330 and $956 during the three-month periods ended March 31, 2022 and 2021, respectively.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Unaudited Condensed Combined Financial Statements

(Amounts in Thousands)

Note 6.	Income Taxes (Continued)

The Business calculates the provision for income taxes during interim reporting periods by applying an estimate of the annual effective tax rate to its year-to-date pretax book income or loss. The effective tax rate (income taxes as a percentage of income before income taxes) was 21% for the three-month periods ended March 31, 2022 and 2021. The Business’ effective tax rate can vary from period to period depending on, among other factors, the geographic and business mix of earnings and changes in permanent differences.

Note 7.	Commitments and Contingencies

Operating leases: Rent expense was $199 and $183 for the three-month periods ended March 31, 2022 and 2021, respectively.

Legal: The Business is subject to pending and threatened legal actions and proceedings arising in the ordinary course of business. Although the outcome of matters in effect at March 31, 2022 and through the date of this report cannot presently be determined, management does not expect that the resolution of such matters will have a materially adverse effect on the Business’ financial position or results of operations.

Note 8.	Sale Transaction

On May 31, 2022, Tuthill sold substantially all of its interest in the assets of TTS to The Gorman-Rupp Company.